EXHIBIT 32.1

CERTIFICATION
PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002 (18 U.S.C. 1350)

I, Michael O’Hara, Chief Executive Officer of Clickstream Corp., (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.
the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2016

/s/ Michael O’Hara
Michael O’Hara, Chairman of the Board, President and Interim Principal Executive Officer	Michael O’Hara, Chairman of the Board, President and Interim Principal Executive Officer
(Principal Executive Officer)	(Principal Executive Officer)